UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
Form 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): February 10, 2015
Tesoro Corporation
(Exact name of registrant as specified in its charter)

Delaware	1-3473	95-0862768

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

19100 Ridgewood Pkwy San Antonio, Texas	78259-1828

(Address of principal executive offices)	(Zip Code)

(210) 626-6000
(Registrant’s telephone number,
including area code)

Not Applicable
(Former name or former address, if
changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Base Salary Increases

On February 10, 2015, the Compensation Committee (the “Compensation Committee”) of the Board of Directors of Tesoro Corporation (the “Company”) approved base salaries for the Chief Executive Officer and other named executive officers, effective February 8, 2015, as follows:

Named Executive Officers & Title	New Base Salary
Gregory J. Goff, Chairman, President and Chief Executive Officer	$1,600,000
Steven M. Sterin, Executive Vice President and Chief Financial Officer	$726,000
Charles S. Parrish, Executive Vice President, General Counsel and Secretary	$582,000

2014 Incentive Compensation Payments

On February 10, 2015, the Compensation Committee approved the payments under the 2014 Incentive Compensation Program (the “2014 ICP” or the “2014 Program”) for our Chief Executive Officer and other named executive officers, as follows:

Named Executive Officers	Bonus Payment
Gregory J. Goff	$4,854,692
Steven M. Sterin	$362,492
Charles S. Parrish	$916,257

In addition, G. Scott Spendlove, Former Senior Vice President and Chief Financial Officer will receive a pro-rated bonus payment of $469,008 under the terms of the 2014 Program.

2015 Incentive Compensation Program

On February 10, 2015, the Compensation Committee approved the terms of the 2015 Incentive Compensation Program (the “2015 ICP” or the “2015 Program”). In addition, the Compensation Committee approved the target payouts for our Chief Executive Officer other named executive officers. Similar to the 2014 Program, the 2015 Program consists of two components: Corporate and Business Unit performance outlined below.

Named Executive Officers	Corporate Weighting	Business Unit Weighting
Gregory J. Goff	100%	—
Steven M. Sterin	68%	32%
Charles S. Parrish	70%	30%

The performance results of the Company and the individual business units may be adjusted to take into account unbudgeted business decisions, unusual or non-recurring items, and other factors, as approved by the Compensation Committee, to determine the total amount, if any, available under the 2015 ICP. The Compensation Committee also has discretion to adjust individual awards based on their assessment of an individual executive's performance relative to successful achievement of goals, business plan execution, and other leadership attributes.

Component 1 - Corporate Performance - measured against target with the range of outcomes between 0% and 200%. Corporate performance metrics include the following:

•
Achievement of earnings before interest, taxes, depreciation and amortization (“EBITDA”) measured on a margin neutral basis (this is the most heavily weighted metric, constituting 50% of the bonus opportunity for the corporate performance component)

•	Safety - Targeted improvement in recordable incidents (this metric constitutes 5% of the bonus opportunity for the corporate performance component)

•	Process Safety Management - Targeted improvement in the number of process safety incidents (this metric constitutes 5% of the bonus opportunity for the corporate performance component)

•	Environmental - Targeted improvement in the number of environmental incidents (this metric constitutes 5% of the bonus opportunity for the corporate performance component)

•	Cost Management - Measurement of non-capital cash expenditure versus budget (this metric constitutes 17.5% of the bonus opportunity for the corporate performance component)

•
Business Improvement - Targeted improvements from capital improvement initiatives, synergies related to asset acquisitions and other projects and initiatives (this metric constitutes 17.5% of the bonus opportunity for the corporate performance component)

Component 2 - Business Unit Performance - measured against target with the range of outcomes between 0% to 200%. Business Unit performance is measured through balanced scorecards with performance metrics including, but not limited to:

•	Safety and Environmental

•	Cost Management

•	Improvements in EBITDA

•	Business improvement and value creation initiatives

The business units used for each of the named executive officers other than the Chief Executive Officer and the target payout amounts are as follows:

Named Executive Officers	Business Unit	Total Target Payout Amount*
Gregory J. Goff	N/A	150%
Steven M. Sterin	Finance, Accounting and Information Technology	80%
Charles S. Parrish	Legal	80%

*Percentage to be applied to base salary earnings during the 2015 calendar year.

Form Agreement for 2015 Awards Under the Company's 2011 Long-Term Incentive Plan

On February 10, 2015, the Compensation Committee approved (1) the form of 2015 Grant Letter (the “PS Grant Letter”) pursuant to which Performance Shares were issued under the Company's 2011 Long-Term Incentive Plan (the “Plan”) as well as the related Summary of Key Provisions for Performance Share Awards Granted (the “PS Key Provisions”) and (2) the form of 2015 Grant Letter (the “MSU Grant Letter”) pursuant to which market stock units were issued under the Plan, as well as the Summary of Key Provisions for Market Stock Unit Award Granted (the “MSU Key Provisions”). These documents were used to set forth the terms of 2015 grants of performance shares and market stock units to certain participants under the Plan, including the Company's named executive officers.

The PS Key Provisions contemplate that performance shares of the Company's common stock contingent upon the achievement of certain performance goals will vest at the end of the 36 month performance period which lasts from January 1, 2015 through December 31, 2017. Upon vesting at the end of the performance period, awards will be adjusted based on achievement of the applicable performance conditions.

The MSU Grant Letter and MSU Key Provisions contemplate that market stock units pursuant to which shares of the Company's common stock will be earned at vesting based on stock price performance will vest at the end of the 36 month performance period which lasts from February 10, 2015 through February 10, 2018. Upon vesting at the end of the performance period, the number of shares earned will be adjusted by multiplying the factor of the average closing stock price for the 30 days prior to the vesting date over the average closing stock price for the 30 days prior to the grant date.

The foregoing description is qualified in its entirety by reference to the actual terms of the PS Grant Letter, PS Key Provisions, MSU Grant Letter and MSU Key Provisions, which are filed as Exhibits 10.1, 10.2, 10.3 and 10.4 to this Current Report on Form 8-K.

Grant of Awards to Named Executive Officers

On February 10, 2015, the Compensation Committee approved the following grants of awards to the Chief Executive Officer and other named executive officers:

Grants of Awards to Named Executive Officers

Named Executive Officers & Title	Number of Performance Shares	Number of Market Stock Units
Gregory J. Goff	38,126	39,218
Steven M. Sterin	6,672	6,864
Charles S. Parrish	4,576	4,707

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

10.1	Tesoro Corporation 2015 Performance Share Award Grant Letter.
10.2	Tesoro Corporation 2015 Market Stock Unit Award Grant Letter.
10.3	Tesoro Corporation Performance Share Awards Granted in 2015 Summary of Key Provisions.
10.4	Tesoro Corporation Market Stock Unit Awards Granted in 2015 Summary of Key Provisions.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: February 17, 2015

TESORO CORPORATION
By:	/s/ STEVEN M. STERIN
Steven M. Sterin
Executive Vice President and Chief Financial Officer

Index to Exhibits

Exhibit Number	Description

10.1	Tesoro Corporation 2015 Performance Share Award Grant Letter.
10.2	Tesoro Corporation 2015 Market Stock Unit Award Grant Letter.
10.3	Tesoro Corporation Performance Share Awards Granted in 2015 Summary of Key Provisions.
10.4	Tesoro Corporation Market Stock Unit Awards Granted in 2015 Summary of Key Provisions.